Statements of Operations (USD $)	12 Months Ended		36 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Statements Of Operations
Revenue	$ 50,998	$ 101,624	$ 152,622
Cost of goods sold	40,649	43,479	84,128
Gross income	10,349	58,145	68,494
Expenses:
General and administrative expenses	23,123	24,810	76,788
Officer's compensation	120,000	105,000	375,000
Advertising and promotion	41,630	27,504	69,134
Director's fees	90,000	90,000	292,500
Professional fees	41,854	133,261	219,290
Rent	9,290	19,511	28,801
Telephone	5,152	3,426	9,159
Operating expenses	331,049	403,512	1,070,672
Net (loss) before other income and expenses	(320,700)	(345,367)	(1,002,178)
Other income and expenses
Interest expense	(8,141)	(11,723)	(19,864)
Provision for income taxes	0	0	0
TOTAL	(8,141)	(11,723)	(19,864)
Net (loss)	$ (328,841)	$ (357,090)	$ (1,022,042)
(Loss) per common share - Basic and fully diluted	$ 0	$ 0	$ (0.01)
Weighted average number of shares outstanding - Basic and fully diluted	112,434,228	112,426,666	107,793,294